Intangible Assets	9 Months Ended
Mar. 31, 2019
Notes to Financial Statements
Note 4 - Intangible Assets

Intangible assets consist of the following:

	March 31, 2019	March 31, 2018

Loyalty software	$3,449,241	-
Less accumulated amortization	(233,991)	-
Intangible assets, net	$3,215,250	$-

On November 6, 2018, the Company acquired an identified intangible asset (“Loyalty Software”) through a Stock Purchase Agreement, where the Company acquired all the issued and outstanding capital stock of Greenlight Technologies, Inc. (“GTI”) from its shareholders.  At the time of the transaction, there were no employees working for GTI, no systems and no assets, other than the Loyalty Software.  GTI’s legal entity will be dissolved in the transition and the Loyalty Software will be assumed by the Company.  Management determined that the purchase of GTI did not constitute a business purchase and recorded the transaction as a purchase of software.  The consideration for the Loyalty Software was 2,666,667 shares of common stock, par value $0.001 per share and cash of approximately $450,000.  Total value of the Loyalty Software was estimated at approximately $3,010,000.  The additional consideration for future developments will be evaluated and considered enhancements which will either be capitalized to the software or expensed as research and development costs.  The additional Incentive Shares is approximately $1,152,000. During the period ended March 31, 2019 the Company capitalized approximately $360,100 of software enhancements.

GTI provides cannabis consumers real-time mobile ordering and loyalty rewards through an internally developed application that integrates with the local dispensary’s point of sale system. The Company plans to fully integrate this technology into the current platform and create an “Ultimate Bundle” of services for the cannabis industry. The current revenues of GTI are minimal, and the Company expects higher sales in the California market as the system is fully integrated.